EXHIBIT 10.3

UC Case Nos. 92-283, 92-383 & 96-036

                      SECOND AMENDMENT TO OPTION AGREEMENT

      This second amendment to the Option Agreement ("Second Amendment") is effective this 31st day of August 1999 ("Effective Date") between The Regents of the University of California, a California corporation having statewide administrative headquarters at 1111 Franklin Street, 12th Floor, Oakland, California 94607 ("The Regents") and Triangle Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Optionee").

                                   BACKGROUND

      The Regents and Optionee entered into an agreement effective September 1, 1996 (UC Control No. 97-11-0081) ("Option Agreement") granting to Optionee an option to negotiate the terms of an exclusive license under Regents' Patent Rights (as defined in the Option Agreement).

      Optionee has requested that the Option Agreement be amended to extend the term of the Option Agreement in order to continue to evaluate the Licensed Products to determine its interest in taking a license under Regents' Patent Rights;

      The Regents wishes to grant the option extension so that the Inventions may be developed to the fullest extent and the benefits therefrom enjoyed by the general public.

      The parties agree to amend the Option Agreement as follows:

Article 3 OPTION FEE AND TERM of the Option Agreement is amended to add Articles 3.4, 3.5, and 3.6.

      3.4 On or before September 1, 1999, Optionee may extend the option granted pursuant hereto for one (1) additional year by signing this Second Amendment

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


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            and by paying an extension fee of *** , due within *** of receipt by
            Optionee of the fully executed Second Amendment.

      3.5 Optionee may extend the option granted pursuant hereto for one (1) additional year by so notifying The Regents in writing at least thirty (30) days before September 1, 2000, which notice shall be accompanied by an extension fee of *** .

      3.6 The two option extension fees referred to in Paragraphs 3.4 and 3.5 are non-refundable, non-creditable, and not an advance against royalties.

The remaining provisions of the Option Agreement remain in full force and effect. The parties have executed this Second Amendment by their respective and duly authorized officers, as evidenced by the signatures below.


TRIANGLE PHARMACEUTICALS, INC.            THE REGENTS OF THE
                                          UNIVERSITY OF CALIFORNIA

By: /s/ Chris A. Rallis                   By: /s/ Terence A. Feuerborn
    -----------------------                   ----------------------------
         (Signature)                               (Signature)

Name: Chris A. Rallis                     Name: Terence A. Feuerborn

Title: Executive Vice President           Title: Executive Director
       Business Development and                  Research Administration and
       General Counsel                           Technology Transfer

Date: August 31, 1999                     Date: September 13, 1999

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


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